Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2010

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 9, 2011

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2009	2010
2010	2009	Change		4Q	1Q	2Q	3Q	4Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
2,105	1,306	61%	U.S. Retirement Solutions and Investment Management Division	323	496	130	855	624
715	893	-20%	U.S. Individual Life and Group Insurance Division	210	144	120	251	200
2,103	1,870	12%	International Insurance and Investments Division	455	496	478	531	598
(871)	(795)	-10%	Corporate and other operations	(220)	(205)	(175)	(260)	(231)

4,052	3,274	24%	Total pre-tax adjusted operating income	768	931	553	1,377	1,191
1,084	826	31%	Income taxes, applicable to adjusted operating income	211	247	132	375	330

2,968	2,448	21%	Financial Services Businesses after-tax adjusted operating income	557	684	421	1,002	861

			Reconciling items:
(72)	(1,711)	96%	Realized investment gains (losses), net, and related charges and adjustments	(49)	(63)	625	278	(912)
501	1,601	-69%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	76	252	79	388	(218)
(631)	(899)	30%	Change in experience-rated contractholder liabilities due to asset value changes	(49)	(320)	(144)	(367)	200
(55)	2,131	-103%	Divested businesses	2,162	(7)	(7)	(32)	(9)
(98)	(2,364)	96%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(2,289)	(36)	18	(18)	(62)

(355)	(1,242)	71%	Total reconciling items, before income taxes	(149)	(174)	571	249	(1,001)
(19)	(687)	97%	Income taxes, not applicable to adjusted operating income	38	8	176	107	(310)

(336)	(555)	39%	Total reconciling items, after income taxes	(187)	(182)	395	142	(691)

2,632	1,893	39%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	370	502	816	1,144	170
73	1,557	-95%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	1,483	36	(18)	16	39

2,705	3,450	-22%	Income from continuing operations attributable to Prudential Financial, Inc.	1,853	538	798	1,160	209
11	(34)	132%	Earnings attributable to noncontrolling interests	10	(26)	27	(2)	12

2,716	3,416	-20%	Income from continuing operations (after-tax) of Financial Services Businesses	1,863	512	825	1,158	221
9	(39)	123%	Income (loss) from discontinued operations, net of taxes	(65)	(2)	—	7	4

2,725	3,377	-19%	Net income of Financial Services Businesses	1,798	510	825	1,165	225
11	(34)	132%	Less: Income (loss) attributable to noncontrolling interests	10	(26)	27	(2)	12
2,714	3,411	-20%	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	1,788	536	798	1,167	213
11.05%	11.12%		Operating Return on Average Equity (based on adjusted operating income)	9.18%	10.81%	6.54%	14.63%	12.02%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
2,714	3,411		Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	1,788	536	798	1,167	213
481	(287)		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	77	161	279	77	(36)

3,195	3,124		Consolidated net income attributable to Prudential Financial, Inc.	1,865	697	1,077	1,244	177

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted):
6.27	5.51	Financial Services Businesses after-tax adjusted operating income	1.20	1.46	0.91	2.12	1.78

		Reconciling items:
(0.15)	(3.82)	Realized investment gains (losses), net, and related charges and adjustments	(0.10)	(0.13)	1.32	0.59	(1.89)
1.05	3.57	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.16	0.53	0.17	0.82	(0.45)
(1.33)	(2.01)	Change in experience-rated contractholder liabilities due to asset value changes	(0.10)	(0.68)	(0.30)	(0.78)	0.41
(0.11)	4.75	Divested businesses	4.60	(0.01)	(0.01)	(0.07)	(0.02)
0.01	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	(0.03)	—	(0.01)	—	0.01

(0.53)	2.47	Total reconciling items, before income taxes	4.53	(0.29)	1.17	0.56	(1.94)
0.01	0.26	Income taxes, not applicable to adjusted operating income	1.81	0.01	0.38	0.23	(0.60)

(0.54)	2.21	Total reconciling items, after income taxes	2.72	(0.30)	0.79	0.33	(1.34)

5.73	7.72	Income from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	3.92	1.16	1.70	2.45	0.44
0.02	(0.09)	Income (loss) from discontinued operations, net of taxes	(0.14)	(0.01)	—	0.01	0.01

5.75	7.63	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	3.78	1.15	1.70	2.46	0.45

466.8	444.6	Weighted average number of outstanding Common shares (basic)	461.8	463.0	464.3	464.8	475.1

475.4	448.2	Weighted average number of outstanding Common shares (diluted) (1)	470.3	471.5	473.3	473.2	483.5

36	43	Direct equity adjustments for earnings per share calculation	9	10	10	9	7

17	5	Earnings related to interest, net of tax, on exchangeable surplus notes (1)	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
38	28	Financial Services Businesses after-tax adjusted operating income	7	8	6	13	11
35	39	Income from continuing operations (after-tax) of Financial Services Businesses	21	7	10	15	7

(1)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the three months ended December 31, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended December 31, 2010 for GAAP measures is 478.4 million.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,122	3,066	2,219	2,572	1,982
		Long-term debt	17,769	18,373	19,130	19,068	20,384
		Junior Subordinated Long-Term Debt	1,518	1,518	1,519	1,519	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	24,154	25,721	28,233	32,007	31,032
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	25,399	25,961	26,758	28,507	29,248
		Excluding total accumulated other comprehensive income	24,728	25,318	26,193	27,418	28,100

		Total Capitalization:
		Including accumulated other comprehensive income	43,441	45,612	48,882	52,594	52,935
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	44,686	45,852	47,407	49,094	51,151
		Excluding total accumulated other comprehensive income	44,015	45,209	46,842	48,005	50,003

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	51.52	54.63	59.94	67.81	63.11
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	54.18	55.14	56.81	60.40	59.48
		Excluding total accumulated other comprehensive income	52.75	53.78	55.61	58.09	57.15

		Number of diluted shares at end of period (2)	468.8	470.8	471.0	472.0	491.7

		Common Stock Price Range (based on closing price):
65.82	54.63	High	52.82	60.50	65.82	59.54	59.95
47.02	11.29	Low	44.64	47.02	53.66	49.65	50.68
58.71	49.76	Close	49.76	60.50	53.66	54.18	58.71

		Common Stock market capitalization (1)	22,995	28,048	24,923	25,191	28,404

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

OPERATIONS HIGHLIGHTS

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	188.4	193.3	203.5	222.1	235.3
		Retail customers	84.4	89.0	84.2	92.7	101.2
		General account	184.0	189.8	196.6	203.3	200.8

		Total Investment Management and Advisory Services	456.8	472.1	484.3	518.1	537.3
		Non-proprietary assets under management	122.3	126.8	118.3	136.2	149.8

		Total managed by U.S. Retirement Solutions and Investment Management Division	579.1	598.9	602.6	654.3	687.1
		Managed by U.S. Individual Life and Group Insurance Division	12.4	13.1	13.2	13.0	13.1
		Managed by International Insurance and Investments Division	75.8	81.3	74.0	82.8	83.8

		Total assets under management	667.3	693.3	689.8	750.1	784.0
		Client assets under administration (3)	119.5	78.2	71.1	80.8	84.1

		Total assets under management and administration	786.8	771.5	760.9	830.9	868.1

		Assets managed or administered for customers outside of the United States at end of period	130.0	137.6	129.3	147.6	151.1

		Distribution Representatives (1):
		Prudential Agents	2,447	2,499	2,480	2,478	2,471
		International Life Planners	6,609	6,649	6,605	6,608	6,565
		Gibraltar Life Advisors	6,398	5,971	6,101	5,913	6,281

53	51	Prudential Agent productivity ($ thousands)	56	43	52	49	68

(1)	As of end of period.
(2)	At fair market value.
(3)	Amounts reported herein reflect certain reclassifications to conform to current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		%		2009	2010
2010	2009	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
15,251	13,294	15%	Premiums	3,352	3,531	3,808	3,969	3,943
3,480	3,033	15%	Policy charges and fee income	840	860	888	803	929
8,628	8,213	5%	Net investment income	2,055	2,075	2,111	2,202	2,240
3,623	2,646	37%	Asset management fees, commissions and other income	747	770	931	902	1,020

30,982	27,186	14%	Total revenues	6,994	7,236	7,738	7,876	8,132

			Benefits and Expenses (1):
14,894	12,709	17%	Insurance and annuity benefits	3,202	3,431	4,000	3,756	3,707
3,418	3,376	1%	Interest credited to policyholders’ account balances	853	846	875	820	877
1,049	955	10%	Interest expense	241	251	258	267	273
(3,092)	(2,769)	-12%	Deferral of acquisition costs	(768)	(717)	(746)	(780)	(849)
1,368	1,266	8%	Amortization of acquisition costs	394	352	539	99	378
9,293	8,375	11%	General and administrative expenses	2,304	2,142	2,259	2,337	2,555

26,930	23,912	13%	Total benefits and expenses	6,226	6,305	7,185	6,499	6,941

4,052	3,274	24%	Adjusted operating income before income taxes	768	931	553	1,377	1,191

			Reconciling items:
106	(1,219)	109%	Realized investment gains (losses), net, and related adjustments	(118)	64	1,257	160	(1,375)
(178)	(492)	64%	Related charges	69	(127)	(632)	118	463

(72)	(1,711)	96%	Total realized investment gains (losses), net, and related charges and adjustments	(49)	(63)	625	278	(912)

501	1,601	-69%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	76	252	79	388	(218)
(631)	(899)	30%	Change in experience-rated contractholder liabilities due to asset value changes	(49)	(320)	(144)	(367)	200
(55)	2,131	-103%	Divested businesses	2,162	(7)	(7)	(32)	(9)
(98)	(2,364)	96%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(2,289)	(36)	18	(18)	(62)

(355)	(1,242)	71%	Total reconciling items, before income taxes	(149)	(174)	571	249	(1,001)

3,697	2,032	82%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	619	757	1,124	1,626	190
1,065	139	666%	Income tax expense	249	255	308	482	20

2,632	1,893	39%	Income from continuing operations before equity in earnings of operating joint ventures	370	502	816	1,144	170

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $131,727; $134,359; $134,883; $141,794; $144,248)	132,694	136,792	140,610	151,227	149,806
Fixed maturities, held to maturity, at amortized cost (fair value $5,197; $5,081; $5,209; $5,522; $5,477)	5,120	5,016	5,023	5,233	5,226
Trading account assets supporting insurance liabilities, at fair value	16,020	16,683	16,733	17,750	17,771
Other trading account assets, at fair value	2,866	3,222	5,358	5,512	4,069
Equity securities, available for sale, at fair value (cost $3,459; $3,367; $3,340; $3,547; $3,605)	3,810	3,824	3,747	4,021	4,148
Commercial mortgage and other loans	23,021	22,557	23,097	23,466	23,324
Policy loans	4,728	4,825	4,915	5,147	5,290
Other long-term investments	4,359	4,340	4,321	4,572	4,589
Short-term investments	5,487	5,826	5,673	4,646	4,133

Total investments	198,105	203,085	209,477	221,574	218,356
Cash and cash equivalents	12,451	8,996	10,751	11,019	12,447
Accrued investment income	1,668	1,657	1,682	1,721	1,734
Deferred policy acquisition costs	13,751	13,962	13,432	14,291	15,672
Other assets	15,222	15,597	14,784	15,155	16,161
Separate account assets	174,074	182,621	179,260	194,463	207,776

Total assets	415,271	425,918	429,386	458,223	472,146

Liabilities:
Future policy benefits	73,931	74,103	76,982	82,063	82,242
Policyholders’ account balances	96,078	96,082	97,033	99,753	100,905
Securities sold under agreements to repurchase	2,985	2,969	2,683	2,628	2,557
Cash collateral for loaned securities	2,323	2,380	1,866	1,831	1,614
Income taxes	4,665	4,563	5,747	7,438	6,736
Senior short-term debt	3,122	3,066	2,219	2,572	1,982
Senior long-term debt	17,769	18,373	19,130	19,068	20,384
Junior subordinated long-term debt	1,518	1,518	1,519	1,519	1,519
Other liabilities	14,118	14,016	14,169	14,359	14,886
Separate account liabilities	174,074	182,621	179,260	194,463	207,776

Total liabilities	390,583	399,691	400,608	425,694	440,601

Attributed Equity:
Accumulated other comprehensive income (loss)	(574)	403	2,040	4,589	2,932
Other attributed equity	24,728	25,318	26,193	27,418	28,100

Total attributed equity	24,154	25,721	28,233	32,007	31,032

Noncontrolling Interest	534	506	545	522	513

Total Equity	24,688	26,227	28,778	32,529	31,545

Total liabilities and equity	415,271	425,918	429,386	458,223	472,146

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,943	295	1,239	2,414	(5)
Policy charges and fee income	929	456	372	109	(8)
Net investment income	2,240	1,076	408	661	95
Asset management fees, commissions and other income	1,020	864	85	149	(78)

Total revenues	8,132	2,691	2,104	3,333	4

Benefits and Expenses (1):
Insurance and annuity benefits	3,707	458	1,319	1,929	1
Interest credited to policyholders’ account balances	877	609	131	150	(13)
Interest expense	273	27	45	1	200
Deferral of acquisition costs	(849)	(373)	(105)	(379)	8
Amortization of acquisition costs	378	86	88	212	(8)
General and administrative expenses	2,555	1,260	426	822	47

Total benefits and expenses	6,941	2,067	1,904	2,735	235

Adjusted operating income (loss) before income taxes	1,191	624	200	598	(231)

	Quarter Ended December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,352	136	1,165	2,053	(2)
Policy charges and fee income	840	358	407	94	(19)
Net investment income	2,055	1,054	368	564	69
Asset management fees, commissions and other income	747	644	82	93	(72)

Total revenues	6,994	2,192	2,022	2,804	(24)

Benefits and Expenses (1):
Insurance and annuity benefits	3,202	360	1,234	1,601	7
Interest credited to policyholders’ account balances	853	618	128	128	(21)
Interest expense	241	13	41	1	186
Deferral of acquisition costs	(768)	(310)	(133)	(338)	13
Amortization of acquisition costs	394	107	96	207	(16)
General and administrative expenses	2,304	1,081	446	750	27

Total benefits and expenses	6,226	1,869	1,812	2,349	196

Adjusted operating income (loss) before income taxes	768	323	210	455	(220)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	15,251	1,232	4,921	9,116	(18)
Policy charges and fee income	3,480	1,662	1,453	407	(42)
Net investment income	8,628	4,237	1,571	2,462	358
Asset management fees, commissions and other income	3,623	3,135	328	453	(293)

Total revenues	30,982	10,266	8,273	12,438	5

Benefits and Expenses (1):
Insurance and annuity benefits	14,894	2,139	5,378	7,315	62
Interest credited to policyholders’ account balances	3,418	2,415	511	562	(70)
Interest expense	1,049	96	162	3	788
Deferral of acquisition costs	(3,092)	(1,290)	(442)	(1,402)	42
Amortization of acquisition costs	1,368	305	243	855	(35)
General and administrative expenses	9,293	4,496	1,706	3,002	89

Total benefits and expenses	26,930	8,161	7,558	10,335	876

Adjusted operating income (loss) before income taxes	4,052	2,105	715	2,103	(871)

	Twelve Months Ended December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	13,294	690	4,737	7,878	(11)
Policy charges and fee income	3,033	1,189	1,509	374	(39)
Net investment income	8,213	4,378	1,432	2,162	241
Asset management fees, commissions and other income	2,646	2,174	375	353	(256)

Total revenues	27,186	8,431	8,053	10,767	(65)

Benefits and Expenses (1):
Insurance and annuity benefits	12,709	1,469	5,058	6,139	43
Interest credited to policyholders’ account balances	3,376	2,525	492	480	(121)
Interest expense	955	68	181	4	702
Deferral of acquisition costs	(2,769)	(1,023)	(537)	(1,248)	39
Amortization of acquisition costs	1,266	285	208	798	(25)
General and administrative expenses	8,375	3,801	1,758	2,724	92

Total benefits and expenses	23,912	7,125	7,160	8,897	730

Adjusted operating income (loss) before income taxes	3,274	1,306	893	1,870	(795)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	218,356	88,387	32,408	90,024	7,537
Deferred policy acquisition costs	15,672	3,675	4,653	7,494	(150)
Other assets	30,342	7,832	3,133	10,575	8,802
Separate account assets	207,776	172,759	36,427	693	(2,103)

Total assets	472,146	272,653	76,621	108,786	14,086

Liabilities:
Future policy benefits	82,242	16,227	10,055	55,556	404
Policyholders’ account balances	100,905	57,179	15,812	28,919	(1,005)
Debt	23,885	4,429	5,644	805	13,007
Other liabilities	25,793	8,260	3,590	11,892	2,051
Separate account liabilities	207,776	172,759	36,427	693	(2,103)

Total liabilities	440,601	258,854	71,528	97,865	12,354

Attributed Equity:
Accumulated other comprehensive income (loss)	2,932	1,430	765	1,868	(1,131)
Other attributed equity	28,100	11,786	4,328	9,046	2,940

Total attributed equity	31,032	13,216	5,093	10,914	1,809

Noncontrolling Interest	513	583	—	7	(77)

Total Equity	31,545	13,799	5,093	10,921	1,732

Total liabilities and equity	472,146	272,653	76,621	108,786	14,086

	As of December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	198,105	86,016	28,196	76,367	7,526
Deferred policy acquisition costs	13,751	2,722	4,550	6,627	(148)
Other assets	29,341	7,806	3,006	9,131	9,398
Separate account assets	174,074	141,330	34,100	462	(1,818)

Total assets	415,271	237,874	69,852	92,587	14,958

Liabilities:
Future policy benefits	73,931	15,335	9,122	49,079	395
Policyholders’ account balances	96,078	58,154	14,772	24,966	(1,814)
Debt	22,409	3,570	4,994	490	13,355
Other liabilities	24,091	7,747	2,646	9,567	4,131
Separate account liabilities	174,074	141,330	34,100	462	(1,818)

Total liabilities	390,583	226,136	65,634	84,564	14,249

Attributed Equity:
Accumulated other comprehensive income (loss)	(574)	532	148	281	(1,535)
Other attributed equity	24,728	10,612	4,070	7,735	2,311

Total attributed equity	24,154	11,144	4,218	8,016	776

Noncontrolling Interest	534	594	—	7	(67)

Total Equity	24,688	11,738	4,218	8,023	709

Total liabilities and equity	415,271	237,874	69,852	92,587	14,958

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2010				As of December 31, 2009
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt

Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	371	6,873	1,519	8,763	389	6,546	1,518	8,453
Investment related	803	8,766	—	9,569	1,247	7,998	—	9,245
Securities business related	691	1,539	—	2,230	1,015	1,283	—	2,298
Specified other businesses	117	3,206	—	3,323	471	1,513	—	1,984
Limited recourse and non-recourse borrowing	—	—	—	—	—	429	—	429

Total debt - Financial Services Businesses	1,982	20,384	1,519	23,885	3,122	17,769	1,518	22,409

Ratio of long-term and short-term capital debt to capitalization (1)				22.1%				21.6%

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of December 31, 2010				As of December 31, 2009
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	7,648	1,064	51	8,763	6,973	1,335	145	8,453
Investment related	5,686	654	3,229	9,569	4,760	1,212	3,273	9,245
Securities business related	1,673	552	5	2,230	1,422	826	50	2,298
Specified other businesses	2,603	720	—	3,323	1,513	471	—	1,984
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	429	429

Total debt - Financial Services Businesses	17,610	2,990	3,285	23,885	14,668	3,844	3,897	22,409

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% equity and 75% debt effective June 30, 2010. For the calculation of this ratio for periods prior to June 30, 2010, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $942 million of Surplus Notes for December 31, 2010 and $941 million for December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2009	2010
2010	2009			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
1,232	690	79%	Premiums	136	146	391	400	295
1,662	1,189	40%	Policy charges and fee income	358	398	393	415	456
4,237	4,378	-3%	Net investment income	1,054	1,045	1,050	1,066	1,076
3,135	2,174	44%	Asset management fees, commissions and other income	644	678	798	795	864

10,266	8,431	22%	Total revenues	2,192	2,267	2,632	2,676	2,691

			Benefits and Expenses (1):
2,139	1,469	46%	Insurance and annuity benefits	360	335	839	507	458
2,415	2,525	-4%	Interest credited to policyholders’ account balances	618	608	640	558	609
96	68	41%	Interest expense	13	22	23	24	27
(1,290)	(1,023)	-26%	Deferral of acquisition costs	(310)	(269)	(323)	(325)	(373)
305	285	7%	Amortization of acquisition costs	107	85	186	(52)	86
4,496	3,801	18%	General and administrative expenses	1,081	990	1,137	1,109	1,260

8,161	7,125	15%	Total benefits and expenses	1,869	1,771	2,502	1,821	2,067

2,105	1,306	61%	Adjusted operating income before income taxes	323	496	130	855	624

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2010				Quarter Ended December 31, 2010
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,232	166	1,066	—	295	37	258	—
Policy charges and fee income	1,662	1,461	201	—	456	406	50	—
Net investment income	4,237	878	3,238	121	1,076	218	821	37
Asset management fees, commissions and other income	3,135	690	678	1,767	864	200	179	485

Total revenues	10,266	3,195	5,183	1,888	2,691	861	1,308	522

Benefits and Expenses (1):
Insurance and annuity benefits	2,139	291	1,848	—	458	3	455	—
Interest credited to policyholders’ account balances	2,415	581	1,834	—	609	144	465	—
Interest expense	96	66	17	13	27	20	4	3
Deferral of acquisition costs	(1,290)	(1,214)	(52)	(24)	(373)	(354)	(13)	(6)
Amortization of acquisition costs	305	260	20	25	86	75	5	6
General and administrative expenses (2)	4,496	2,165	944	1,387	1,260	628	245	387

Total benefits and expenses	8,161	2,149	4,611	1,401	2,067	516	1,161	390

Adjusted operating income before income taxes	2,105	1,046	572	487	624	345	147	132

	Twelve Months Ended December 31, 2009				Quarter Ended December 31, 2009
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	690	88	602	—	136	27	109	—
Policy charges and fee income	1,189	991	198	—	358	306	52	—
Net investment income	4,378	979	3,309	90	1,054	218	802	34
Asset management fees, commissions and other income	2,174	457	550	1,167	644	146	171	327

Total revenues	8,431	2,515	4,659	1,257	2,192	697	1,134	361

Benefits and Expenses (1):
Insurance and annuity benefits	1,469	89	1,380	—	360	49	311	—
Interest credited to policyholders’ account balances	2,525	618	1,907	—	618	151	467	—
Interest expense	68	13	29	26	13	4	5	4
Deferral of acquisition costs	(1,023)	(953)	(48)	(22)	(310)	(297)	(6)	(7)
Amortization of acquisition costs	285	243	24	18	107	99	3	5
General and administrative expenses (2)	3,801	1,748	873	1,180	1,081	494	222	365

Total benefits and expenses	7,125	1,758	4,165	1,202	1,869	500	1,002	367

Adjusted operating income (loss) before income taxes	1,306	757	494	55	323	197	132	(6)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $8 million for the twelve months ended December 31, 2010 and $86 million for the twelve months ended December 31, 2009, $2 million for the quarter ended December 31, 2010 and $3 million for the quarter ended December 31, 2009 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
80,519	60,007	Beginning total account value	75,611	80,519	85,379	83,593	93,375
21,651	16,117	Sales	4,802	4,867	5,308	5,368	6,108
(6,923)	(5,776)	Surrenders and withdrawals	(1,574)	(1,670)	(1,714)	(1,660)	(1,879)

14,728	10,341	Net sales	3,228	3,197	3,594	3,708	4,229
(981)	(988)	Benefit payments	(257)	(266)	(203)	(260)	(252)

13,747	9,353	Net flows	2,971	2,931	3,391	3,448	3,977
9,748	12,220	Change in market value, interest credited, and other (1)	2,273	2,288	(4,784)	6,756	5,488
(1,666)	(1,061)	Policy charges	(336)	(359)	(393)	(422)	(492)

102,348	80,519	Ending total account value	80,519	85,379	83,593	93,375	102,348

		Fixed Annuities:
3,452	3,295	Beginning total account value	3,213	3,452	3,739	3,766	3,828
103	179	Sales	37	30	32	29	12
(215)	(258)	Surrenders and withdrawals	(57)	(48)	(78)	(44)	(45)

(112)	(79)	Net redemptions	(20)	(18)	(46)	(15)	(33)
(267)	(160)	Benefit payments	(39)	(57)	(80)	(62)	(68)

(379)	(239)	Net flows	(59)	(75)	(126)	(77)	(101)
766	397	Interest credited and other (1)	298	363	153	139	111
(2)	(1)	Policy charges	—	(1)	—	—	(1)

3,837	3,452	Ending total account value	3,452	3,739	3,766	3,828	3,837

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
2,847	2,395	Insurance Agents	664	623	713	694	817
4,612	3,440	Wirehouses	1,052	1,097	1,114	1,101	1,300
10,611	8,644	Independent Financial Planners (3)	2,470	2,460	2,653	2,618	2,880
3,684	1,817	Bank Distribution (3)	653	717	860	984	1,123

21,754	16,296	Total	4,839	4,897	5,340	5,397	6,120

(1)	Includes cumulative reclassifications during the first quarter of 2010 and the fourth quarter of 2009 of $267 million and $259 million, respectively, from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.
(3)	Sales from the bank distribution channel, previously included within sales from the independent financial planners channel, is being shown separately in order to provide a more meaningful presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
14,606	18,110	Beginning balance	15,308	14,606	14,190	14,398	13,693
2,491	1,483	Premiums and deposits	566	604	627	691	569
(1,480)	(1,522)	Surrenders and withdrawals	(369)	(364)	(402)	(352)	(362)

1,011	(39)	Net sales (redemptions)	197	240	225	339	207
(351)	(349)	Benefit payments	(85)	(95)	(81)	(86)	(89)

660	(388)	Net flows	112	145	144	253	118
561	556	Interest credited and other	130	137	144	151	129
(2,602)	(3,671)	Net transfers to separate account	(944)	(697)	(80)	(1,109)	(716)
(2)	(1)	Policy charges	—	(1)	—	—	(1)

13,223	14,606	Ending balance	14,606	14,190	14,398	13,693	13,223

		Account Values in Separate Account:
69,365	45,192	Beginning balance	63,516	69,365	74,928	72,961	83,510
19,263	14,813	Premiums and deposits	4,273	4,293	4,713	4,706	5,551
(5,658)	(4,512)	Surrenders and withdrawals	(1,262)	(1,354)	(1,390)	(1,352)	(1,562)

13,605	10,301	Net sales	3,011	2,939	3,323	3,354	3,989
(897)	(799)	Benefit payments	(211)	(228)	(202)	(236)	(231)

12,708	9,502	Net flows	2,800	2,711	3,121	3,118	3,758
9,953	12,061	Change in market value, interest credited and other	2,441	2,514	(4,775)	6,744	5,470
2,602	3,671	Net transfers from general account	944	697	80	1,109	716
(1,666)	(1,061)	Policy charges	(336)	(359)	(393)	(422)	(492)

92,962	69,365	Ending balance	69,365	74,928	72,961	83,510	92,962

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2009	2010
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,952	9,906	9,408	9,687	9,873
Guaranteed minimum withdrawal benefits	1,412	1,402	1,250	1,302	1,315
Guaranteed minimum income benefits	4,677	4,693	4,181	4,416	4,532
Guaranteed minimum withdrawal & income benefits	36,430	41,511	43,395	51,457	59,351

Total	52,471	57,512	58,234	66,862	75,071

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	34,901	39,786	42,166	49,721	57,336
Account Values without Auto-Rebalancing Feature	17,570	17,726	16,068	17,141	17,735

Total	52,471	57,512	58,234	66,862	75,071

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,061	1,104	2,200	1,473	1,217
Net Amount at Risk without Auto-Rebalancing Feature	2,785	2,479	3,384	2,406	1,825

Total	3,846	3,583	5,584	3,879	3,042

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2009	2010
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	51,106	55,441	55,452	62,940	69,982
Net amount at risk	2,707	2,160	3,136	1,666	1,132
Minimum return, anniversary contract value, or maximum contract value:
Account value	25,770	26,546	25,069	27,236	29,047
Net amount at risk	5,891	5,345	6,758	5,254	4,327

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	34,901	39,786	42,166	49,721	57,336
Account Values without Auto-Rebalancing Feature	41,975	42,201	38,355	40,455	41,693

Total	76,876	81,987	80,521	90,176	99,029

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	800	719	1,342	672	592
Net Amount at Risk without Auto-Rebalancing Feature	7,798	6,786	8,552	6,248	4,867

Total	8,598	7,505	9,894	6,920	5,459

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
126,345	99,738	Beginning total account value	121,756	126,345	131,147	125,176	135,248
19,266	23,188	Deposits and sales	4,020	5,605	4,037	5,255	4,369
(16,804)	(14,438)	Withdrawals and benefits	(3,117)	(4,500)	(3,751)	(3,167)	(5,386)
12,506	17,857	Change in market value, interest credited and interest income	3,686	3,697	(6,257)	7,984	7,082

141,313	126,345	Ending total account value	126,345	131,147	125,176	135,248	141,313

2,462	8,750	Net additions (withdrawals)	903	1,105	286	2,088	(1,017)

		Stable value account values included above	36,243	37,138	37,909	39,022	39,142

		Institutional Investment Products:
51,908	50,491	Beginning total account value	50,137	51,908	52,768	55,965	59,062
15,298	7,786	Additions (1)	3,487	1,876	3,692	3,076	6,654
(6,958)	(7,817)	Withdrawals and benefits (2)	(1,985)	(2,139)	(2,002)	(1,640)	(1,177)
3,370	2,287	Change in market value, interest credited and interest income	213	799	1,448	1,298	(175)
565	(839)	Other (3)	56	324	59	363	(181)

64,183	51,908	Ending total account value	51,908	52,768	55,965	59,062	64,183

8,340	(31)	Net additions (withdrawals)	1,502	(263)	1,690	1,436	5,477

(1)	Includes $500 million for the twelve months ended December 31, 2009, representing transfers of externally managed client balances to accounts managed by the company. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	Includes $(171) million, $(411) million, $(34) million, $(240) million and $(67) million for the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively; $(752) million and $(488) million for the twelve months ended December 31, 2010 and 2009, respectively, representing transfers of client balances managed by the Company to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	“Other” activity includes transfers to the Asset Management segment of $(11) million, $(43) million, $(3) million and $(118) million for the three months ended December 31, 2009, March 31, 2010, June 30, 2010 and December 31, 2010, respectively; $(164) million and $(11) million for the twelve months ended December 31, 2010 and 2009 respectively. “Other” activity also includes $171 million, $411 million, $34 million, $240 million and $67 million for the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively; $752 million and $(12) million for the twelve months ended December 31, 2010 and 2009, respectively, related to transfers discussed above in notes 1 and 2. “Other” also includes $(1,522) million for the twelve months ended December 31, 2009, respectively, representing terminations of affiliated funding agreements utilizing proceeds from the issuances to FHLBNY. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2009	2010
2010	2009			4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
1,273	1,049	21%	Asset management fees	287	304	311	320	338
232	(64)	463%	Incentive, transaction, principal investing and commercial mortgage revenues	(17)	16	74	68	74
383	272	41%	Service, distribution and other revenues	91	59	109	105	110

1,888	1,257	50%	Total Asset Management segment revenues	361	379	494	493	522

			Analysis of asset management fees by source:
626	511	23%	Institutional customers	137	152	152	159	163
353	268	32%	Retail customers	79	81	87	87	98
294	270	9%	General account	71	71	72	74	77

1,273	1,049	21%	Total asset management fees	287	304	311	320	338

Supplementary Assets Under Management Information (in billions):
	December 31, 2010
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.3	160.4	23.6	235.3
Retail customers	72.7	27.0	1.5	101.2
General account	4.1	195.8	0.9	200.8

Total	128.1	383.2	26.0	537.3

	December 31, 2009
	Equity	Fixed Income	Real Estate	Total
Institutional customers	47.9	120.3	20.2	188.4
Retail customers	58.2	24.6	1.6	84.4
General account	3.7	179.3	1.0	184.0

Total	109.8	324.2	22.8	456.8

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
152.1	128.5	Beginning assets under management	143.5	152.1	157.1	167.3	184.1
50.5	34.2	Additions	11.1	7.7	15.2	11.0	16.6
(21.9)	(21.2)	Withdrawals	(4.5)	(5.7)	(4.3)	(5.2)	(6.7)
16.9	11.9	Change in market value	2.1	3.6	(0.7)	11.0	3.0
(0.5)	(1.3)	Net money market flows	(0.1)	(0.6)	—	—	0.1
0.5	—	Other (1)	—	—	—	—	0.5

197.6	152.1	Ending assets under management	152.1	157.1	167.3	184.1	197.6
37.7	36.3	Affiliated institutional assets under management	36.3	36.2	36.2	38.0	37.7

235.3	188.4	Total assets managed for institutional customers at end of period	188.4	193.3	203.5	222.1	235.3

28.6	13.0	Net institutional additions, excluding money market activity	6.6	2.0	10.9	5.8	9.9

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
51.1	33.4	Beginning assets under management	47.2	51.1	53.5	49.1	55.5
21.0	18.6	Additions	4.4	4.8	6.8	4.1	5.3
(14.6)	(12.5)	Withdrawals	(3.2)	(3.7)	(3.9)	(2.9)	(4.1)
6.7	11.7	Change in market value	2.9	1.5	(4.9)	5.2	4.9
(2.6)	(0.1)	Net money market flows	(0.2)	(0.2)	(2.4)	—	—

61.6	51.1	Ending assets under management	51.1	53.5	49.1	55.5	61.6
39.6	33.3	Affiliated retail assets under management	33.3	35.5	35.1	37.2	39.6

101.2	84.4	Total assets managed for retail customers at end of period	84.4	89.0	84.2	92.7	101.2

6.4	6.1	Net retail additions, excluding money market activity	1.2	1.1	2.9	1.2	1.2

(1)	Represents acquisition of asset management rights contract during the fourth quarter of 2010.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2009	2010
2010	2009			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
4,921	4,737	4%	Premiums	1,165	1,172	1,190	1,320	1,239
1,453	1,509	-4%	Policy charges and fee income	407	375	406	300	372
1,571	1,432	10%	Net investment income	368	375	389	399	408
328	375	-13%	Asset management fees, commissions and other income	82	76	82	85	85

8,273	8,053	3%	Total revenues	2,022	1,998	2,067	2,104	2,104

			Benefits and Expenses (1):
5,378	5,058	6%	Insurance and annuity benefits	1,234	1,323	1,308	1,428	1,319
511	492	4%	Interest credited to policyholders’ account balances	128	126	124	130	131
162	181	-10%	Interest expense	41	35	37	45	45
(442)	(537)	18%	Deferral of acquisition costs	(133)	(118)	(109)	(110)	(105)
243	208	17%	Amortization of acquisition costs	96	60	156	(61)	88
1,706	1,758	-3%	General and administrative expenses	446	428	431	421	426

7,558	7,160	6%	Total benefits and expenses	1,812	1,854	1,947	1,853	1,904

715	893	-20%	Adjusted operating income before income taxes	210	144	120	251	200

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2010			Quarter Ended December 31, 2010
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,921	714	4,207	1,239	180	1,059
Policy charges and fee income	1,453	975	478	372	266	106
Net investment income	1,571	903	668	408	237	171
Asset management fees, commissions and other income	328	223	105	85	56	29

Total revenues	8,273	2,815	5,458	2,104	739	1,365

Benefits and Expenses (1):
Insurance and annuity benefits	5,378	1,120	4,258	1,319	276	1,043
Interest credited to policyholders’ account balances	511	284	227	131	72	59
Interest expense	162	162	—	45	45	—
Deferral of acquisition costs	(442)	(396)	(46)	(105)	(94)	(11)
Amortization of acquisition costs	243	218	25	88	79	9
General and administrative expenses	1,706	927	779	426	230	196

Total benefits and expenses	7,558	2,315	5,243	1,904	608	1,296

Adjusted operating income before income taxes	715	500	215	200	131	69

	Twelve Months Ended December 31, 2009			Quarter Ended December 31, 2009
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,737	686	4,051	1,165	178	987
Policy charges and fee income	1,509	1,025	484	407	290	117
Net investment income	1,432	809	623	368	207	161
Asset management fees, commissions and other income	375	248	127	82	54	28

Total revenues	8,053	2,768	5,285	2,022	729	1,293

Benefits and Expenses (1):
Insurance and annuity benefits	5,058	1,042	4,016	1,234	251	983
Interest credited to policyholders’ account balances	492	263	229	128	68	60
Interest expense	181	181	—	41	41	—
Deferral of acquisition costs	(537)	(491)	(46)	(133)	(124)	(9)
Amortization of acquisition costs	208	186	22	96	91	5
General and administrative expenses	1,758	1,025	733	446	261	185

Total benefits and expenses	7,160	2,206	4,954	1,812	588	1,224

Adjusted operating income before income taxes	893	562	331	210	141	69

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

23	20	Variable life	8	5	5	6	7
77	113	Universal life	27	20	17	20	20
160	226	Term life	56	43	39	38	40

260	359	Total	91	68	61	64	67

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

84	95	Prudential Agents	27	20	22	20	22
176	264	Third party distribution	64	48	39	44	45

260	359	Total	91	68	61	64	67

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
8,081	7,397	Beginning balance	7,914	8,081	8,228	8,305	8,548
1,507	1,805	Premiums and deposits	375	382	369	389	367
(795)	(934)	Surrenders and withdrawals	(196)	(184)	(205)	(208)	(198)

712	871	Net sales	179	198	164	181	169
(197)	(149)	Benefit payments	(33)	(64)	(40)	(41)	(52)

515	722	Net flows	146	134	124	140	117
291	78	Interest credited and other	50	48	(29)	139	133
251	246	Net transfers from separate account	63	58	74	57	62
(371)	(362)	Policy charges	(92)	(93)	(92)	(93)	(93)

8,767	8,081	Ending balance	8,081	8,228	8,305	8,548	8,767

		Separate Account Liabilities:
15,692	12,848	Beginning balance	14,972	15,692	16,155	14,861	16,079
1,031	1,173	Premiums and deposits	329	235	234	319	243
(595)	(848)	Surrenders and withdrawals	(165)	(142)	(146)	(162)	(145)

436	325	Net sales	164	93	88	157	98
(33)	(39)	Benefit payments	(8)	(8)	(8)	(6)	(11)

403	286	Net flows	156	85	80	151	87
2,002	3,509	Change in market value, interest credited and other	802	609	(1,127)	1,298	1,222
(251)	(246)	Net transfers to general account	(63)	(58)	(74)	(57)	(62)
(689)	(705)	Policy charges	(175)	(173)	(173)	(174)	(169)

17,157	15,692	Ending balance	15,692	16,155	14,861	16,079	17,157

		FACE AMOUNT IN FORCE (3):

		Variable life	122,091	121,090	118,804	118,274	118,078
		Universal life	34,984	35,622	36,082	36,691	37,481
		Term life	431,831	440,915	447,408	452,133	457,014

		Total	588,906	597,627	602,294	607,098	612,573

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		Individual Life Insurance:

		Policy Surrender Experience:
697	855	Cash value of surrenders	190	170	172	183	172
3.0%	4.2%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.5%	3.0%	3.1%	3.3%	2.9%

		Death benefits per $1,000 of in force (1):
4.35	3.87	Variable and universal life	3.30	4.98	3.86	4.75	3.89
1.07	0.95	Term life	0.81	1.11	0.96	1.11	1.06
2.67	2.49	Total, Individual Life Insurance	1.98	2.98	2.38	2.85	2.45

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
446	339	Group life	41	257	23	84	82
161	238	Group disability (1)	21	89	19	26	27

607	577	Total	62	346	42	110	109

		Future Policy Benefits (2):
		Group life	2,282	2,198	2,194	2,122	2,262
		Group disability (1)	1,176	1,276	1,321	1,376	1,453

		Total	3,458	3,474	3,515	3,498	3,715

		Policyholders’ Account Balances (2):
		Group life	6,506	6,560	6,688	6,692	6,863
		Group disability (1)	185	171	176	175	182

		Total	6,691	6,731	6,864	6,867	7,045

		Separate Account Liabilities (2):
		Group life	18,408	19,038	18,851	19,232	19,271
		Group disability (1)	—	—	—	—	—

		Total	18,408	19,038	18,851	19,232	19,271

		Group Life Insurance:
3,721	3,601	Gross premiums, policy charges and fee income (3)	877	936	896	945	944
3,539	3,414	Earned premiums, policy charges and fee income	835	841	853	989	856
89.7%	88.4%	Benefits ratio	88.6%	91.7%	92.2%	89.0%	86.1%
8.8%	9.0%	Administrative operating expense ratio	9.4%	8.8%	9.3%	8.5%	8.8%
		Persistency ratio	94.3%	93.0%	92.5%	92.2%	92.1%

		Group Disability Insurance (1):
1,165	1,145	Gross premiums, policy charges and fee income (3)	274	285	278	287	315
1,146	1,121	Earned premiums, policy charges and fee income	269	281	272	284	309
94.7%	88.9%	Benefits ratio	90.3%	86.5%	93.0%	99.7%	99.0%
21.3%	18.3%	Administrative operating expense ratio	20.1%	21.4%	23.4%	21.3%	19.4%
		Persistency ratio	90.9%	95.7%	94.6%	92.9%	92.1%

(1)	Group disability amounts include long-term care and dental products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND

GROUP INSURANCE

(in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS
		INDIVIDUAL ANNUITIES:
2,449	2,329	Beginning balance	2,111	2,449	2,532	2,150	2,600
1,214	953	Capitalization	297	253	299	308	354
(260)	(243)	Amortization - operating results	(99)	(75)	(174)	64	(75)
15	(239)	Amortization - realized investment gains and losses	112	(61)	(428)	142	362
(26)	(351)	Impact of unrealized (gains) or losses on AFS securities	28	(34)	(79)	(64)	151

3,392	2,449	Ending balance	2,449	2,532	2,150	2,600	3,392

		INDIVIDUAL LIFE INSURANCE:
4,179	4,226	Beginning balance	4,150	4,179	4,178	4,032	4,129
396	491	Capitalization	124	107	98	97	94
(218)	(186)	Amortization - operating results	(91)	(55)	(151)	67	(79)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(96)	(352)	Impact of unrealized (gains) or losses on AFS securities	(4)	(53)	(93)	(67)	117

4,261	4,179	Ending balance	4,179	4,178	4,032	4,129	4,261

		GROUP INSURANCE:
371	347	Beginning balance	367	371	377	383	390
46	46	Capitalization	9	11	11	13	11
(25)	(22)	Amortization - operating results	(5)	(5)	(5)	(6)	(9)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

392	371	Ending balance	371	377	383	390	392

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,117	1,023	Beginning balance	1,016	1,117	1,137	955	1,094
431	391	Capitalization	113	110	110	102	109
(197)	(137)	Amortization - operating results	(44)	(57)	(81)	(5)	(54)
(19)	(60)	Amortization - realized investment gains and losses	40	(33)	(179)	50	143
15	(100)	Impact of unrealized (gains) or losses on AFS securities	(8)	—	(32)	(8)	55
—	—	Other	—	—	—	—	—

1,347	1,117	Ending balance	1,117	1,137	955	1,094	1,347

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		%		2009	2010
2010	2009	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
9,116	7,878	16%	Premiums	2,053	2,217	2,232	2,253	2,414
407	374	9%	Policy charges and fee income	94	95	96	107	109
2,462	2,162	14%	Net investment income	564	583	578	640	661
453	353	28%	Asset management fees, commissions and other income	93	99	113	92	149

12,438	10,767	16%	Total revenues	2,804	2,994	3,019	3,092	3,333

			Benefits and Expenses (1):
7,315	6,139	19%	Insurance and annuity benefits	1,601	1,770	1,815	1,801	1,929
562	480	17%	Interest credited to policyholders’ account balances	128	134	130	148	150
3	4	-25%	Interest expense	1	1	—	1	1
(1,402)	(1,248)	-12%	Deferral of acquisition costs	(338)	(339)	(327)	(357)	(379)
855	798	7%	Amortization of acquisition costs	207	215	213	215	212
3,002	2,724	10%	General and administrative expenses	750	717	710	753	822

10,335	8,897	16%	Total benefits and expenses	2,349	2,498	2,541	2,561	2,735

2,103	1,870	12%	Adjusted operating income before income taxes	455	496	478	531	598

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Twelve Months Ended December 31, 2010				Quarter Ended December 31, 2010
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	9,116	5,662	3,454	—	2,414	1,491	923	—
Policy charges and fee income	407	325	82	—	109	86	23	—
Net investment income	2,462	1,256	1,201	5	661	336	323	2
Asset management fees, commissions and other income	453	23	86	344	149	(5)	63	91

Total revenues	12,438	7,266	4,823	349	3,333	1,908	1,332	93

Benefits and Expenses (1):
Insurance and annuity benefits	7,315	4,594	2,721	—	1,929	1,211	718	—
Interest credited to policyholders’ account balances	562	213	349	—	150	54	96	—
Interest expense	3	2	1	—	1	1	—	—
Deferral of acquisition costs	(1,402)	(903)	(499)	—	(379)	(238)	(141)	—
Amortization of acquisition costs	855	565	290	—	212	135	77	—
General and administrative expenses	3,002	1,526	1,173	303	822	417	326	79

Total benefits and expenses	10,335	5,997	4,035	303	2,735	1,580	1,076	79

Adjusted operating income before income taxes	2,103	1,269	788	46	598	328	256	14

	Twelve Months Ended December 31, 2009				Quarter Ended December 31, 2009
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	7,878	5,018	2,860	—	2,053	1,302	751	—
Policy charges and fee income	374	295	79	—	94	74	20	—
Net investment income	2,162	1,069	1,089	4	564	285	279	—
Asset management fees, commissions and other income	353	61	(5)	297	93	5	12	76

Total revenues	10,767	6,443	4,023	301	2,804	1,666	1,062	76

Benefits and Expenses (1):
Insurance and annuity benefits	6,139	3,901	2,238	—	1,601	1,013	588	—
Interest credited to policyholders’ account balances	480	186	294	—	128	49	79	—
Interest expense	4	3	1	—	1	1	—	—
Deferral of acquisition costs	(1,248)	(866)	(382)	—	(338)	(239)	(99)	—
Amortization of acquisition costs	798	540	258	—	207	141	66	—
General and administrative expenses	2,724	1,458	992	274	750	399	277	74

Total benefits and expenses	8,897	5,222	3,401	274	2,349	1,364	911	74

Adjusted operating income before income taxes	1,870	1,221	622	27	455	302	151	2

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		Japanese Yen Basis Results:
		Revenues (1):
¥489,882	¥467,435	Japanese insurance operations excluding Gibraltar Life	¥113,194	¥129,732	¥116,754	¥122,270	¥121,126
438,013	385,922	Gibraltar Life	96,669	100,702	114,809	107,205	115,297

927,895	853,357	Total revenues, Japan, yen basis	209,863	230,434	231,563	229,475	236,423

		Benefits and Expenses (1):
392,648	369,581	Japanese insurance operations excluding Gibraltar Life	91,149	103,872	93,723	98,175	96,878
359,343	319,933	Gibraltar Life	82,300	84,079	96,723	85,698	92,843

751,991	689,514	Total benefits and expenses, Japan, yen basis	173,449	187,951	190,446	183,873	189,721

		Adjusted operating income (2):
97,234	97,854	Japanese insurance operations excluding Gibraltar Life	22,045	25,860	23,031	24,095	24,248
78,670	65,989	Gibraltar Life	14,369	16,623	18,086	21,507	22,454

¥175,904	¥163,843	Total adjusted operating income, Japan, yen basis	¥36,414	¥42,483	¥41,117	¥45,602	¥46,702

		U.S. Dollar adjusted operating income (3):
$1,034	$974	Japanese insurance operations excluding Gibraltar Life	$226	$270	$240	$259	$265
788	622	Gibraltar Life	151	157	168	207	256

1,822	1,596	Total adjusted operating income, Japan, U.S. dollar basis	377	427	408	466	521
235	247	All other countries (4)	76	57	51	64	63

$2,057	$1,843	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$453	$484	$459	$530	$584

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2009	2010
2010	2009		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,529	4,046	Japan, excluding Gibraltar Life	1,019	1,180	1,030	1,137	1,182
3,536	2,939	Gibraltar Life	771	788	939	863	946
1,458	1,267	All other countries	357	344	359	360	395

9,523	8,252	Total	2,147	2,312	2,328	2,360	2,523

		Annualized new business premiums:
690	577	Japan, excluding Gibraltar Life	144	184	137	178	191
874	568	Gibraltar Life	159	163	221	234	256
274	256	All other countries	83	64	61	64	85

1,838	1,401	Total	386	411	419	476	532

		Annualized new business premiums by distribution channel:
964	833	Life Planners	227	248	198	242	276
542	436	Gibraltar Life Advisors (2)	111	107	143	142	150
332	132	Banks	48	56	78	92	106

1,838	1,401	Total	386	411	419	476	532

		Constant exchange rate basis (3):

		Net premiums, policy charges and fee income:
4,364	4,101	Japan, excluding Gibraltar Life	1,001	1,169	1,029	1,076	1,090
3,413	2,991	Gibraltar Life	756	777	939	828	869
1,423	1,337	All other countries	352	332	357	359	375

9,200	8,429	Total	2,109	2,278	2,325	2,263	2,334

		Annualized new business premiums:
667	581	Japan, excluding Gibraltar Life	141	182	137	170	178
854	583	Gibraltar Life	157	162	222	228	242
266	266	All other countries	81	62	60	63	81

1,787	1,430	Total	379	406	419	461	501

		Annualized new business premiums by distribution channel:
933	847	Life Planners	222	244	197	233	259
526	449	Gibraltar Life Advisors (2)	109	106	144	138	138
328	134	Banks	48	56	78	90	104

1,787	1,430	Total	379	406	419	461	501

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Includes sales through complementary distribution other than banks.
(3)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2009	2010
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	289	292	293	295	298
Gibraltar Life	213	212	211	212	213
All other countries	96	97	97	99	99

Total	598	601	601	606	610

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,425	2,462	2,484	2,515	2,549
Gibraltar Life	3,897	3,892	3,868	3,884	3,903
All other countries	1,434	1,450	1,465	1,481	1,504

Total	7,756	7,804	7,817	7,880	7,956

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	91.6%	91.6%	91.7%	92.0%	92.2%
25 months	84.6%	84.4%	84.2%	84.7%	84.5%

Gibraltar Life:
13 months	91.6%	92.0%	92.2%	92.4%	92.4%
25 months	83.6%	83.8%	83.8%	84.1%	84.7%

Number of Life Planners at end of period:
Japan	3,094	3,150	3,122	3,126	3,122
All other countries	3,515	3,499	3,483	3,482	3,443

Total life planners	6,609	6,649	6,605	6,608	6,565

Gibraltar Life Advisors	6,398	5,971	6,101	5,913	6,281

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2010				December 31, 2009
	Consolidated Portfolio	Closed Block Business	Financial Services		Consolidated Portfolio	Closed Block Business	Financial Services
			Businesses				Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	155,076	30,499	124,577	59.3%	140,805	29,537	111,268	58.4%
Public, held to maturity, at amortized cost	3,940	—	3,940	1.9%	4,009	—	4,009	2.1%
Private, available for sale, at fair value	37,786	14,678	23,108	11.0%	32,418	12,994	19,424	10.2%
Private, held to maturity, at amortized cost	1,286	—	1,286	0.6%	1,111	—	1,111	0.6%
Trading account assets supporting insurance liabilities, at fair value	17,771	—	17,771	8.5%	16,020	—	16,020	8.4%
Other trading account assets, at fair value	1,376	156	1,220	0.6%	1,783	167	1,616	0.8%
Equity securities, available for sale, at fair value	7,728	3,593	4,135	2.0%	6,883	3,085	3,798	2.0%
Commercial mortgage and other loans	30,408	8,507	21,901	10.4%	29,644	8,363	21,281	11.2%
Policy loans	10,667	5,377	5,290	2.5%	10,146	5,418	4,728	2.5%
Other long-term investments (1)	4,570	1,582	2,988	1.4%	4,356	1,545	2,811	1.5%
Short-term investments (2)	4,862	1,164	3,698	1.8%	5,640	1,338	4,302	2.3%

Subtotal (3)	275,470	65,556	209,914	100.0%	252,815	62,447	190,368	100.0%

Invested assets of other entities and operations (4)	8,442	—	8,442		7,737	—	7,737

Total investments	283,912	65,556	218,356		260,552	62,447	198,105

Fixed Maturities by Credit Quality (3):

	December 31, 2010					December 31, 2009
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)
1	105,068	6,278	1,240	110,106	85.5%	94,368	3,767	1,845	96,290	83.5%
2	14,129	892	585	14,436	11.2%	14,682	699	790	14,591	12.7%

Subtotal - High or Highest Quality Securities (6)	119,197	7,170	1,825	124,542	96.7%	109,050	4,466	2,635	110,881	96.2%

3	2,753	100	208	2,645	2.1%	2,743	44	314	2,473	2.1%
4	1,067	24	206	885	0.7%	1,657	22	345	1,334	1.2%
5	630	21	211	440	0.3%	685	19	202	502	0.4%
6	271	28	89	210	0.2%	197	25	69	153	0.1%

Subtotal - Other Securities	4,721	173	714	4,180	3.3%	5,282	110	930	4,462	3.8%

Total	123,918	7,343	2,539	128,722	100.0%	114,332	4,576	3,565	115,343	100.0%

Private Fixed Maturities:

NAIC Rating (5)
1	6,226	511	90	6,647	27.2%	5,795	259	121	5,933	28.9%
2	13,264	792	341	13,715	56.1%	10,485	452	379	10,558	51.4%

Subtotal - High or Highest Quality Securities (6)	19,490	1,303	431	20,362	83.3%	16,280	711	500	16,491	80.3%

3	2,467	104	63	2,508	10.3%	2,292	52	131	2,213	10.8%
4	948	26	44	930	3.8%	1,193	18	118	1,093	5.3%
5	518	21	17	522	2.1%	482	6	36	452	2.2%
6	95	29	6	118	0.5%	313	24	39	298	1.4%

Subtotal - Other Securities	4,028	180	130	4,078	16.7%	4,280	100	324	4,056	19.7%

Total	23,518	1,483	561	24,440	100.0%	20,560	811	824	20,547	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments have virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of brokerage, trading and banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2010 and December 31, 2009, respectively, 177 securities with amortized cost of $1,798 million (fair value $1,841 million) and 157 securities with amortized cost of $1,294 million (fair value, $1,299 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.
(6)	As a result of the NAIC rating methodology for non-agency residential mortgage-backed securities, may include certain securities rated BB and below by external rating agencies as of September 30, 2010 and December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2010		December 31, 2009
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	60,115	74.9%	50,476	73.0%
Public, held to maturity, at amortized cost	3,940	4.9%	4,009	5.8%
Private, available for sale, at fair value	3,304	4.1%	2,692	3.9%
Private, held to maturity, at amortized cost	1,286	1.6%	1,111	1.6%
Trading account assets supporting insurance liabilities, at fair value	1,376	1.7%	1,236	1.8%
Other trading account assets, at fair value	844	1.1%	804	1.2%
Equity securities, available for sale, at fair value	1,612	2.0%	1,508	2.2%
Commercial mortgage and other loans	4,202	5.2%	3,675	5.3%
Policy loans	2,083	2.6%	1,760	2.5%
Other long-term investments (1)	1,320	1.6%	1,524	2.2%
Short-term investments	211	0.3%	313	0.5%

Total	80,293	100.0%	69,108	100.0%

	December 31, 2010		December 31, 2009
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	64,462	49.7%	60,792	50.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	19,804	15.3%	16,732	13.8%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	16,395	12.6%	14,784	12.2%
Other trading account assets, at fair value	376	0.3%	812	0.7%
Equity securities, available for sale, at fair value	2,523	1.9%	2,290	1.9%
Commercial mortgage and other loans	17,699	13.7%	17,606	14.5%
Policy loans	3,207	2.5%	2,968	2.4%
Other long-term investments (1)	1,668	1.3%	1,287	1.1%
Short-term investments	3,487	2.7%	3,989	3.3%

Total	129,621	100.0%	121,260	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2010			2009
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	4.24%	1,532	(82)	4.39%	1,441	(36)
Equity securities	5.40%	48	8	5.85%	50	17
Commercial loans	5.84%	254	9	5.77%	241	(49)
Policy loans	5.01%	65	—	5.22%	60	1
Short-term investments and cash equivalents	0.37%	9	—	0.28%	10	—
Other investments	5.87%	62	(1,100)	1.42%	17	(174)

Gross investment income before investment expenses	4.29%	1,970	(1,165)	4.23%	1,819	(241)
Investment expenses	-0.14%	(55)	—	-0.17%	(63)	—

Subtotal	4.15%	1,915	(1,165)	4.06%	1,756	(241)

Investment results of other entities and operations (2)		326	(23)		301	(113)
Less, investment income related to adjusted operating income reconciling items		(1)			(2)

Total		2,240	(1,188)		2,055	(354)

	Twelve Months Ended December 31
	2010			2009
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	4.33%	5,927	(426)	4.54%	5,691	(822)
Equity securities	6.33%	212	11	6.32%	225	(402)
Commercial mortgage and other loans	5.84%	966	66	5.80%	964	(270)
Policy loans	5.00%	243	—	5.19%	225	2
Short-term investments and cash equivalents	0.32%	36	1	0.52%	66	1
Other investments	4.71%	193	573	3.16%	138	171

Gross investment income before investment expenses	4.32%	7,577	225	4.42%	7,309	(1,320)
Investment expenses	-0.14%	(208)	—	-0.17%	(218)	—

Subtotal	4.18%	7,369	225	4.25%	7,091	(1,320)

Investment results of other entities and operations (2)		1,259	31		1,134	(292)
Less, investment income related to adjusted operating income reconciling items		—			(12)

Total		8,628	256		8,213	(1,612)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2010			2009
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.79%	465	(91)	2.79%	403	(79)
Equity securities	2.42%	10	(1)	2.77%	11	(11)
Commercial loans	4.52%	47	(5)	4.67%	42	—
Policy loans	3.87%	20	—	4.02%	18	—
Short-term investments and cash equivalents	0.18%	1	—	0.68%	3	—
Other investments (2)	7.57%	42	(99)	6.08%	31	74

Gross investment income before investment expenses	2.97%	585	(196)	2.96%	508	(16)
Investment expenses	-0.15%	(30)	—	-0.17%	(30)	—

Total	2.82%	555	(196)	2.79%	478	(16)

	Twelve Months Ended December 31
	2010			2009
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.81%	1,733	(488)	2.88%	1,519	(321)
Equity securities	2.84%	44	(67)	3.13%	58	(334)
Commercial mortgage and other loans	4.63%	175	7	4.85%	167	(8)
Policy loans	3.85%	72	—	3.91%	63	2
Short-term investments and cash equivalents	0.24%	4	—	0.62%	11	—
Other investments (2)	6.01%	132	201	6.27%	129	(305)

Gross investment income before investment expenses	2.97%	2,160	(347)	3.07%	1,947	(966)
Investment expenses	-0.16%	(112)	—	-0.17%	(108)	—

Total	2.81%	2,048	(347)	2.90%	1,839	(966)

(1)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.47%	1,067	9	5.63%	1,038	43
Equity securities	7.80%	38	9	8.61%	39	28
Commercial loans	6.24%	207	14	6.07%	199	(49)
Policy loans	5.75%	45	—	5.94%	42	1
Short-term investments and cash equivalents	0.43%	8	—	0.21%	7	—
Other investments	3.99%	20	(1,001)	-2.19%	(14)	(248)

Gross investment income before investment expenses	5.28%	1,385	(969)	5.01%	1,311	(225)
Investment expenses	-0.13%	(25)	—	-0.17%	(33)	—

Total	5.15%	1,360	(969)	4.84%	1,278	(225)

	Twelve Months Ended December 31
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.58%	4,194	62	5.74%	4,172	(501)
Equity securities	9.29%	168	78	9.84%	167	(68)
Commercial mortgage and other loans	6.20%	791	59	6.05%	797	(262)
Policy loans	5.72%	171	—	5.94%	162	—
Short-term investments and cash equivalents	0.33%	32	1	0.50%	55	1
Other investments	3.21%	61	372	0.39%	9	476

Gross investment income before investment expenses	5.23%	5,417	572	5.22%	5,362	(354)
Investment expenses	-0.14%	(96)	—	-0.16%	(110)	—

Total	5.09%	5,321	572	5.06%	5,252	(354)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

RECLASSIFIED SUPPLEMENTAL INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2009				2010
2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Constant exchange rate basis (1):
	Net premiums, policy charges and fee income:
3,902	Japan, excluding Gibraltar Life	1,102	1,005	993	1,001	1,169	1,029	1,076
2,504	Gibraltar Life	630	775	830	756	777	939	828
1,299	All other countries	325	328	332	352	332	357	359

7,705	Total	2,057	2,108	2,155	2,109	2,278	2,325	2,263

	Annualized new business premiums:
574	Japan, excluding Gibraltar Life	176	125	139	141	182	137	170
487	Gibraltar Life	113	156	157	157	162	222	228
227	All other countries	55	61	69	81	62	60	63

1,288	Total	344	342	365	379	406	419	461

	Annualized new business premiums by distribution channel:
801	Life Planners	231	186	208	222	244	197	233
432	Gibraltar Life Advisors	92	131	117	109	106	144	138
55	Banks	21	25	40	48	56	78	90

1,288	Total	344	342	365	379	406	419	461

	Face amount of individual policies in force at end of period (in billions) (1)(2):
282	Japan, excluding Gibraltar Life	284	285	287	289	292	293	295
211	Gibraltar Life	210	208	213	213	212	211	212
93	All other countries	94	94	95	96	97	97	99

586	Total	588	587	595	598	601	601	606

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean per U.S. dollar. won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products and dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not- for- profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 9.71% for the twelve months ended December 31, 2010, 18.44% for the twelve months ended December 31, 2009, 2.74% for the three months ended December 31, 2010, 15.52% for the three months ended September 30, 2010, 11.98% for the three months ended June 30, 2010, 8.79% for the three months ended March 31, 2010 and 31.43% for the three months ended December 31, 2009.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 75% of Junior Subordinated Notes supporting capital needs, (effective June 30, 2010; for periods prior to June 30, 2010, 25% of Junior Subordinated Notes are considered debt) and, for all periods, we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2010

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 9, 2011

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of February 9, 2011

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998- ROCK for additional printed information or inquiries.
751 Broad Street Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.